UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: January 30, 2026

(Date of earliest event reported)

VERIZON COMMUNICATIONS INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8606	23-2259884
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1095 Avenue of the Americas New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 395-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.10	VZ	New York Stock Exchange
Common Stock, par value $0.10	VZ	The Nasdaq Global Select Market
1.375% Notes due 2026	VZ 26B	New York Stock Exchange
0.875% Notes due 2027	VZ 27E	New York Stock Exchange
1.375% Notes due 2028	VZ 28	New York Stock Exchange
1.125% Notes due 2028	VZ 28A	New York Stock Exchange
2.350% Fixed Rate Notes due 2028	VZ 28C	New York Stock Exchange
1.875% Notes due 2029	VZ 29B	New York Stock Exchange
0.375% Notes due 2029	VZ 29D	New York Stock Exchange
1.250% Notes due 2030	VZ 30	New York Stock Exchange
1.875% Notes due 2030	VZ 30A	New York Stock Exchange
4.250% Notes due 2030	VZ 30D	New York Stock Exchange
2.625% Notes due 2031	VZ 31	New York Stock Exchange
2.500% Notes due 2031	VZ 31A	New York Stock Exchange
3.000% Fixed Rate Notes due 2031	VZ 31D	New York Stock Exchange
0.875% Notes due 2032	VZ 32	New York Stock Exchange
0.750% Notes due 2032	VZ 32A	New York Stock Exchange
3.500% Notes due 2032	VZ 32B	New York Stock Exchange
3.250% Notes due 2032	VZ 32C	New York Stock Exchange
1.300% Notes due 2033	VZ 33B	New York Stock Exchange
4.75% Notes due 2034	VZ 34	New York Stock Exchange
4.750% Notes due 2034	VZ 34C	New York Stock Exchange
3.125% Notes due 2035	VZ 35	New York Stock Exchange
1.125% Notes due 2035	VZ 35A	New York Stock Exchange
3.375% Notes due 2036	VZ 36A	New York Stock Exchange
3.750% Notes due 2036	VZ 36B	New York Stock Exchange
3.750% Notes due 2037	VZ 37B	New York Stock Exchange
2.875% Notes due 2038	VZ 38B	New York Stock Exchange
1.875% Notes due 2038	VZ 38C	New York Stock Exchange
1.500% Notes due 2039	VZ 39C	New York Stock Exchange
3.50% Fixed Rate Notes due 2039	VZ 39D	New York Stock Exchange
1.850% Notes due 2040	VZ 40	New York Stock Exchange
3.850% Fixed Rate Notes due 2041	VZ 41C	New York Stock Exchange
3.9962% Fixed-to-Fixed Rate Junior Subordinated Notes due 2056	VZ 56	New York Stock Exchange
5.7420% Fixed-to-Fixed Rate Junior Subordinated Notes due 2056	VZ 56A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On January 30, 2026, on its earnings call, Verizon Communications Inc. (the Company) described its earnings and cash flow expectations for 2026, which are based on significant changes to our cost structure and our strategic approach to the market. We expect that the changes we are making will provide us with the funding necessary to continue to invest in our business for long-term growth, continue to reduce our net unsecured debt to Adjusted EBITDA ratio, and provide us with the capacity to return approximately $55 billion of value to our stockholders in the form of dividend payments and share repurchases through the end of 2028.

As part of this capital return plan, on January 30, 2026, the Board of Directors of the Company declared a quarterly dividend of $0.7075 on each outstanding share of common stock payable on May 1, 2026 to stockholders of record of such stock at the close of business on April 10, 2026. This represents an annualized increase of $0.07 per share, or 2.5%, from our prior annual dividend rate.

Also on January 30, 2026, the Board of Directors of the Company authorized a share repurchase program for up to $25 billion of our common stock. The program will terminate when the aggregate consideration paid to purchase shares of our common stock reaches $25 billion, exclusive of any fees, commissions or other expenses, or a new share repurchase plan superseding the current plan is authorized, whichever is sooner. Under the program, shares may be repurchased in privately negotiated transactions, on the open market, or otherwise, including through plans complying with Rule 10b5-1 or Rule 10b-18 under the Securities Exchange Act of 1934.

We expect to repurchase at least $3 billion of common stock under this authorization in 2026. The timing and number of shares purchased under the program, if any, will depend on prevailing stock prices, general economic and market conditions, and other considerations. The share repurchase program does not obligate us to acquire any particular amount of common stock, and the program may be suspended or discontinued at any time at our discretion.

Forward-looking statements

In this communication we have made forward-looking statements. These statements are based on our estimates and assumptions and are subject to risks and uncertainties. Forward-looking statements include the information concerning our possible or assumed future results of operations. Forward-looking statements also include those preceded or followed by the words “anticipates,” “assumes,” “believes,” “estimates,” “expects,” “forecasts,” “hopes,” “intends,” “plans,” “targets,” “will” or similar expressions. For those statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. We undertake no obligation to revise or publicly release the results of any revision to these forward-looking statements, except as required by law. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. The following important factors, along with those discussed in our filings with the Securities and Exchange Commission (the “SEC”), could affect future results and could cause those results to differ materially from those expressed in the forward-looking statements: the effects of competition in the markets in which we operate, including the inability to successfully respond to competitive factors such as prices, promotional incentives, network performance and quality, and evolving consumer preferences; failure to take advantage of, or respond to competitors’ use of, developments in technology, including artificial intelligence, and address changes in consumer demand; the inability to implement our business strategy; adverse conditions in the U.S. and international economies, including inflation and changing interest rates in the markets in which we operate; changes to international trade and tariff policies and related economic and other impacts; cyberattacks impacting our networks or systems and any resulting financial or reputational impact; our ability to implement business transformation initiatives and achieve their anticipated benefits; system failures and disruptions to our networks and operations and any resulting financial or reputational impact; disruption of our key suppliers’ or vendors’ provisioning of products or services, including as a result of geopolitical factors, public health crises, natural disasters or extreme weather conditions; material adverse changes in labor matters and any resulting financial or operational impact; damage to our reputation or brands; changes in the regulatory environment in which we operate, including any increase in restrictions on our ability to operate our networks or businesses; allegations regarding the release of hazardous materials or pollutants into the environment from our, or our predecessors’, network assets and any related government investigations, regulatory developments, litigation, penalties and other liability, remediation and compliance costs, operational impacts or reputational damage; significant amount of outstanding debt; significant litigation and any resulting material expenses incurred in defending against lawsuits or paying awards or settlements; an adverse change in the ratings afforded our debt securities by nationally accredited ratings organizations or adverse conditions in the credit markets affecting the cost, including interest rates, and/or availability of further financing; significant increases in benefit plan costs or lower investment returns on plan assets; changes in tax laws or regulations, or in their interpretation, or challenges to our tax positions, resulting in additional tax expense or liabilities; changes in accounting assumptions that regulatory agencies, including the SEC, may require or that result from changes in the accounting rules or their application, which could result in an impact on earnings; our ability to return capital to shareholders, including the amount, timing, and effect of share repurchases and dividends; and risks associated with mergers, acquisitions, divestitures and other strategic transactions, including our ability to obtain cost savings and other synergies and anticipated benefits of completed transactions within the expected time period or at all.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERIZON COMMUNICATIONS INC.

Date: January 30, 2026	By	/s/ William L. Horton, Jr.
William L. Horton, Jr.
Senior Vice President, Deputy General Counsel and Corporate Secretary